CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS $ in Thousands	3 Months Ended
Mar. 31, 2021 USD ($)
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
Net loss	$ (59,108)
Other comprehensive (loss) income, net of taxes:
Unrealized gain (loss) on available-for-sale marketable securities, net	1
Foreign currency translation adjustment	(13)
Total comprehensive loss, net of taxes of $0	$ (59,120)